Exhibit 99.2
First Quarter 2022 Results 1 April 2022

Forward-Looking Statements and Financial Measures

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results and future economic conditions, including, but not limited to, changes in geopolitical conditions, fluctuation in currency exchange rates, market conditions and COVID-19 or other impacts related to reduction in demand from clients, supply chain disruption with respect to our rewards, disruptions in the airline or travel industries and labor shortages due to quarantine.

We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section of both (1) our Form 10-K for the most recently ended fiscal year and (2) any updates in Item 1A, or elsewhere, in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K or any updates thereto. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, we may present financial measures that are non-GAAP measures, such as adjusted EBITDA, adjusted EBITDA margin and free cash flow. Adjusted EBITDA eliminates the non-cash depreciation of tangible assets and amortization of intangible assets, including certain intangible assets that were recognized in business combinations, and the non-cash effect of stock compensation expense. Adjusted EBITDA also eliminates strategic transaction costs. Adjusted EBITDA margin represents adjusted EBITDA divided by revenue. Free cash flow represents cash flow from operations less capital expenditures. Free cash flow is a liquidity measure used by management to evaluate the amount of cash available for debt repayment, acquisition opportunities, and other corporate purposes. No reconciliation is provided with respect to forward looking annual guidance as we cannot reliably predict all necessary components or their impact to reconcile these non-GAAP measures without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a material impact on our future results. Reconciliations to the most directly comparable GAAP financial measures are available in our earnings press release, which is posted in the Press Releases section on our website (www.loyaltyventures.com).

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Q1 2022 Key Takeaways 3 Performance Update • AIR MILES® Reward Program redemption patterns begin normalization with return of travel • BrandLoyalty is leveraging supply chain alternatives to deliver campaigns reliably in 2022 Strategic Priorities in 2022 to Drive Long - Term Growth • Improve consumer experience • Accelerate digital innovation • Enhance data and analytics capabilities New Leadership at AIR MILES Reward Program • Joining as President on May 2, 2022, Shawn Stewart has a track record of leveraging consumer and shopper data enabling personalization to strengthen and grow customer relationships • CTO Rick Neuman has experience driving large scale digital transformation and efficiently delivering tools to enhance data analytics

Q1 2022 Summary of Financial Results

$155MM	$25MM	$1MM $0.04
Revenue	Adj. EBITDA[(1)]	Net Income / Diluted EPS

- Revenue declined by $22MM, including $17MM at BrandLoyalty, driven by the timing of programs in market and the reward mix of those programs, and $5MM at the AIR MILES Reward Program related to investment in the rewards value proposition
- Adj. EBITDA declined $14MM, including $7MM at the AIR MILES Reward Program related to the revenue decline as well as key hires in the business development and technology teams, and $5MM at BrandLoyalty related to the flow-through from program timing
- Net Income and Diluted EPS include the effects noted above and the impact of a full quarter of interest expense

Notes:
1. Adj. EBITDA excludes strategic transaction costs

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President – Shawn Stewart • Brings deep expertise in consumer insights, customer, loyalty, digital marketing, and analytics across multiple verticals to his new position • Most recently served as Senior Vice President, Customer at Canadian Tire Corporation, Limited, where he led the team responsible for enterprise loyalty, digital marketing, customer analytics and personalization, including the team that built and grew the Triangle Rewards loyalty program AIR MILES Reward Program Leadership Update 5 CTO – Rick Neuman • Responsible for development, implementation and oversight of the program’s technology strategy and roadmap • Most recently served as Chief Product & Technology Officer at Flipp , a retail technology firm • Formerly Executive Vice President eCommerce & Chief Technology Officer at Walmart Canada, where he was responsible for their digital transformation Affirming Digital / Data - First Strategy • New leadership reinforces the commitment to innovating for our Sponsors/Collectors and maximizing the unique data asset we have in Canada

AIR MILES Reward Program Recent Developments

Partner Update

- Renewed contract with American Express, a top 5 Sponsor
- Added new brands, including Uniqlo, H&R Block and QE Home, to airmilesshops.ca, our e-commerce portal where Collectors can earn AIR MILES reward miles for shopping online

30th Anniversary Celebration

- Planned summer promotion with exclusive Sponsor offers and extras to engage current and attract new Collectors to the Program

> 100B	AIR MILES reward miles issued
> 1,000	AIR MILES card swipes per minute
~ 1,200	Average flights redeemed per day over the past 30 years

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AIR MILES Reward Program Collector Activity 7 Collector Interest • Collector interest in redeeming for travel rewards is returning: • In 1Q21, travel represented a single - digit percentage of redemptions, but that has surged to about half of all redemptions in 1Q22 • Travel page views on travel platform have nearly tripled year - over - year with strong Collector uptake of new fare and cabin classes • Top destinations in Canada include Vancouver, and internationally Collectors have strong interest in London and Las Vegas Key Messaging • AIR MILES Reward Program leveraged national marketing to generate awareness of its enhanced offering, and attract and engage younger Canadians in the Program • Media investment focused on 18 – 44 year olds across TV, social, digital and radio • AIR MILES Reward Program debuted phase one of its next - generation travel platform, and celebrated with a marketing tie - in to Canada’s Got Talent (“CGT”) • As the official travel partner of CGT, AIR MILES Reward Program will be providing CGT semi - finalists with a surprise announcement during Episode 7 on May 3 rd

AIR MILES Reward Program Recent Performance 8 • Issuance consistent with 1Q21 after adjusting for non - renewals • Burn rate escalation driven by pent - up demand for travel as restrictions mostly abated • Redemption Settlement Assets (held in trust) fund future redemptions 1,316 1,053 1,240 1,355 1,112 1,139 1,155 1,264 1,065 76% 58% 55% 62% 67% 70% 78% 85% 99% 0% 20% 40% 60% 80% 100% 120% 140% 160% 0 200 400 600 800 1,000 1,200 1,400 1,600 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Miles Issued (in Millions) Miles Redeemed / Issued ("Burn Rate")

BrandLoyalty Recent Developments

AI partnership

- Partnering with leading AI provider to introduce campaign-related personalized offers through clients' e-commerce platforms beginning later this year
- Personalized touch-point to supplement in-store visual marketing

Digital Reward Campaign Model

- Developing integrated campaigns where shoppers can play immersive games and have interactive experiences with beloved characters
- Fully digital promotions and rewards also provide supply chain and ESG benefits

Russia

- BrandLoyalty is pausing operations in Russia following the conclusion of existing campaigns
- BrandLoyalty will not pitch for new business in Russia, and has stopped importing reward merchandise into the country
- Our key partners and suppliers share our concern around the conflict and are aligned with our response
- We estimate $16MM in lost revenue in 2022 as a result

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Americas EMEA APAC BrandLoyalty Performance Update 10 • EMEA market continues to be strong • Americas and APAC expected to contribute to future growth 70% 20% 9% Q1 2022 Revenue by Geography Campaign Highlights Retailer (Figures do not total due to rounding) Rewards Supplier (1) (2) Notes: 1. Albert Heijn 2. Izumi Japan

Strategic Investments in 2022 11 1 Engaging Consumers 2 Digital Innovation 3 Data & Analytics Capabilities

Engaging Consumers – Travel Platform Evolution 12 Greatly expand self - serve options and offer multiple forms of payment, redefining AIR MILES reward miles as a currency Offer best - in - class booking experience and serve as single source for all travel with an end - to - end customer experience Add strategic partnerships to ( i ) help advertisers reach a receptive audience and (ii) secure preferred inventory / pricing Inspiring the desire for travel with personalized offers and experiences based on observed and inferred behaviors “Double dip” like never before , earning AIR MILES reward miles and airline loyalty rewards on eligible fares Increased number of airlines from 14 to 65 (and growing) Moved from economy cabin only on limited routes to all cabin classes on any partner route Restructured pricing , from prior zone - based method to dynamic, market - based approach including sales / promotions Increasing Choice and Flexibility & Adding Value Throughout the Entire Customer Journey Through Today 2H22 and Beyond

Core Platform Development How mobile Collectors interact with the program • Features and functionality • Look and feel • Security and accessibility Content Optimization Why mobile Collectors interact with the program • Personalized offers • Task - oriented journeys • Useful and relevant experiences Digital Innovation – Collector Experience on Mobile 13 1 2 dashboard Personalized offer Relevant experience Note: all creative is representational only

Data & Analytics Capabilities 14 We’ve partnered with a leading Data Sharing Technology provider, Snowflake , to develop a secure, easy - to - use platform: ✓ Enable data sharing via the Web ✓ Secure Access using single - sign - on ✓ Permissions - based access ✓ Fast & Automated data loading ✓ Data Monitoring ✓ User Admin portals AIR MILES Data Sharing Platform Single - Sign - On (SSO) Security Automated Data Sharing Platform Fast data loads, scalable access

Personalization in Action 15 Data & Capabilities Delivery Channels Online Offline Collected, Inferred & Created Data Analytics & Machine Learning Email Text App Website Signals & Insights Health - Conscious Consumer New Dad Digitally Engaged Recently Moved +$200 Category Spend Identify Collector - level behaviors and purchase intent Combine unique data with proprietary intelligence Real - Time Customer Data Platform Help Sponsors/Partners communicate with personalized messages and curated offers 360 ° view of the Collector to serve as the foundation for personalization at scale Utilizing Adobe for real - time personalization at scale, working towards fully automated, data driven customer lifecycle management for Collectors across all digital properties

Financial Results – Consolidated 16 ($ in millions, except per share) Q1 22 Q1 21 % Change Total revenue $154.9 $176.6 (12%) Total operating expenses $143.5 $148.6 (3%) Operating income $11.4 $28.0 (59%) Interest expense (income), net 9.1 (0.1) nm Income before income taxes and loss from investment in unconsolidated subsidiary $2.4 $28.1 nm Provision for income taxes $1.4 $9.0 nm Loss from investment in unconsolidated subsidiary – related party, net of tax - 0.0 nm Net income $1.0 $19.0 nm Net income per share - Diluted $0.04 $0.77 nm Weighted average shares - Diluted 24.6 24.6

Financial Results – Segments 17 Notes: 1. In accordance with ASC 606, “Revenue from contracts with customers”, redemption revenue for our AIR MILES Reward Program is p res ented net of cost of redemptions ($ in millions) Q1 22 Q1 21 % Change AIR MILES Reward Program (1) $65.7 $70.3 (6%) BrandLoyalty 89.3 106.3 (16%) Eliminations (0.0) - nm Total Revenue $154.9 $176.6 (12%) AIR MILES Reward Program $29.4 $36.5 (19%) BrandLoyalty 0.2 5.7 (96%) Corporate/Other (4.9) (3.3) 51% Total Adj. EBITDA $24.7 $38.9 (36%)

2022 Consolidated Outlook

Revenue


$MM
735
~775 – 800
2021A
2022E

Adj. EBITDA


$MM
166
~150 – 158
2021A
2022E

Key Commentary

- Based on our current visibility, and due to developments in Russia, we expect full year 2022 revenue to be at the lower end of our $775 million to $800 million guidance range
- ***Adj. EBITDA and CapEx investments*** for Collector value proposition enhancement
- Brand Loyalty: ***More contracted revenue*** today vs year ago, but ***higher costs*** due to advance block purchases of shipping availability and use of different manufacturing sites/modalities

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Liquidity & Capital Structure 19 Cash and Cash Equivalents (1) Revolver Capacity (2) Liquidity $140 $134 $274 Net Debt at 3/31/22 $523 Gross Debt at 3/31/22 $662 Less: Cash at 3/31/22 ($140) Q1 2022 Liquidity Capital Structure ($ in millions) ($ in millions, figures do not total due to rounding) 2022 Free Cash Flow priorities include reinvesting in the business, deleveraging and tuck - in M&A Gross Debt at 12/31/21 $675 Less: Q1 Debt Reduction ($13) Notes: 1. Excludes restricted cash in Redemption Settlement Assets 2. $150MM revolver; no amounts borrowed, but adjusted for letters of credit

New AIR MILES Reward Program leadership team established and committed to executing existing strategic priorities Targeted investments are underway with a near - term focus on AIR MILES Reward Program Positioning Loyalty Ventures for growth in 2023 and beyond Summary 20 1 2 3

APPENDIX

2022 Taxes

- AIR MILES Reward Program and BrandLoyalty tax rates estimated to range from ~25% to ~28%
- Currently non-deductible U.S. expenses, including interest expense, corporate overhead and Canadian withholding taxes will negatively impact our effective tax rate
- Estimated cash taxes of ~$30MM to $37MM

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